POWER OF ATTORNEY

The undersigned Trustee of M3Sixty Funds Trust (the “Trust”) and of the Trust’s series portfolios listed on Schedule 1 attached hereto and incorporated herein, whose signature appears below, hereby makes, constitutes and appoints Randall K. Linscott, Larry E. Beaver, Jr., and/or Brandon J. Byrd and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

The undersigned trustee hereby executes this Power of Attorney as of the 17th day of August, 2016.

/s/Kelley Brennan
Kelley Brennan

Schedule 1
Open-End Fund, a Delaware Statutory Trust

M3Sixty Funds Trust
Cognios Large Cap Value Fund
Cognios Large Cap Growth Fund

POWER OF ATTORNEY

The undersigned Trustee of M3Sixty Funds Trust (the “Trust”) and of the Trust’s series portfolios listed on Schedule 1 attached hereto and incorporated herein, whose signature appears below, hereby makes, constitutes and appoints Randall K. Linscott, Larry E. Beaver, Jr., and/or Brandon J. Byrd and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

The undersigned trustee hereby executes this Power of Attorney as of the 17th day of August, 2016.

/s/Steve Poppen
Steve Poppen

Schedule 1
Open-End Fund, a Delaware Statutory Trust

M3Sixty Funds Trust
Cognios Large Cap Value Fund
Cognios Large Cap Growth Fund